        REALOGY HOLDINGS CORP. SUBSIDIARIES            Exhibit 21.1

Name	State
Alpha Referral Network LLC	Texas
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Broker Technology Solutions LLC	Delaware
Bromac Title Services LLC	Delaware
Burgdorff LLC	Delaware
Burnet Realty LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Career Development Center, LLC	Delaware
Cartus B.V.	Netherlands
Cartus Brasil Serviços de Reloçacão Ltda.	Brazil
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation Limited	Hong Kong
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	Delaware
Cartus Financing Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus II Limited	United Kingdom
Cartus India Private Limited	India
Cartus Limited	United Kingdom
Cartus Management Consulting (Shanghai) Co., Ltd.	China
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China
Cartus Relocation Canada Limited	Canada
Cartus Relocation Corporation	Delaware
Cartus Relocation Hong Kong Limited	Hong Kong
Cartus Sarl	Switzerland
Cartus SAS	France
Cartus Services II Limited	United Kingdom
Cartus UK Plc	United Kingdom
Case Title Company	California
Castle Edge Insurance Agency, Inc.	Massachusetts
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Climb Franchise Systems LLC	Delaware
Climb Real Estate, Inc.	California
Climb Real Estate LLC	Delaware
Coldwell Banker Canada Operations ULC	Canada
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware
Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage Company	California

REALOGY HOLDINGS CORP. SUBSIDIARIES            Exhibit 21.1

    Name          State

Name	State
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
Colorado Commercial, LLC	Colorado
Corcoran Group LLC	Delaware
Cornerstone Title Company	California
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Estately, Inc.	Washington
Fairtide Insurance Ltd.	Bermuda
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
Guardian Holding Company	Delaware
Guardian Title Company	California
HFS LLC	Delaware
HFS.com Connecticut Real Estate LLC	Delaware
HFS.com Real Estate Incorporated	Delaware
HFS.com Real Estate LLC	Delaware
Home Referral Network LLC	Minnesota
Jack Gaughen LLC	Delaware
Lakecrest Title, LLC	Tennessee
Land Title and Escrow, Inc.	Idaho
Martha Turner Properties, L.P.	Texas
Martha Turner Sotheby’s International Realty Referral Company LLC	Texas
Mercury Title LLC	Arkansas
Metro Title, LLC	Delaware
MTPGP, LLC	Texas
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT California Incorporated	Delaware
NRT Carolinas LLC	Delaware
NRT Carolinas Referral Network LLC	Delaware
NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Devonshire West LLC	Delaware
NRT Florida LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES            Exhibit 21.1

    Name          State

Name	State
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Property Care LLC	Delaware
NRT Property Management Arizona LLC	Delaware
NRT Property Management Atlanta LLC	Georgia
NRT Property Management California, Inc.	Delaware
NRT Property Management Colorado LLC	Delaware
NRT Property Management DC LLC	Delaware
NRT Property Management Delaware LLC	Delaware
NRT Property Management Florida LLC	Delaware
NRT Property Management Hawaii LLC	Delaware
NRT Property Management Illinois LLC	Delaware
NRT Property Management Louisiana LLC	Delaware
NRT Property Management Maryland LLC	Delaware
NRT Property Management Minnesota LLC	Delaware
NRT Property Management Nevada LLC	Delaware
NRT Property Management New Jersey LLC	Delaware
NRT Property Management North Carolina LLC	Delaware
NRT Property Management Ohio LLC	Delaware
NRT Property Management Oklahoma LLC	Delaware
NRT Property Management Pennsylvania LLC	Delaware
NRT Property Management South Carolina LLC	Delaware
NRT Property Management Tennessee LLC	Delaware
NRT Property Management Texas LLC	Delaware
NRT Property Management Utah LLC	Delaware
NRT Property Management Virginia LLC	Delaware
NRT Queens LLC	Delaware
NRT Referral Network LLC (DE)	Delaware
NRT Referral Network LLC (Utah)	Utah
NRT Relocation LLC	Delaware
NRT Rental Management Solutions LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Title Agency, LLC	Delaware
NRT Utah LLC	Delaware
NRT Vacation Rentals Arizona LLC	Delaware
NRT Vacation Rentals California, Inc.	Delaware
NRT Vacation Rentals Delaware LLC	Delaware
NRT Vacation Rentals Florida LLC	Delaware
NRT Vacation Rentals Maryland LLC	Delaware
NRT West Rents, Inc.	California
NRT West, Inc.	California
NRT ZipRealty LLC	Delaware
On Collaborative, Inc.	California
On Collaborative LLC	Delaware
Oncor International LLC	Delaware
Plymouth Abstract LLC	Delaware
Primacy Relocation Consulting (Shanghai) Co., Ltd.	China
Quality Choice Title LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES            Exhibit 21.1

    Name          State

Name	State
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Blue Devil Holdco LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
Realogy Co-Issuer Corp.	Florida
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Group LLC	Delaware
Realogy Intermediate Holdings LLC	Delaware
Realogy Licensing LLC	Delaware
Realogy Operations LLC	California
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Referral Associates of New England LLC	Massachusetts
Referral Network LLC	Florida
Referral Network Plus, Inc.	California
Referral Network, LLC	Colorado
Regency Title Company, L.L.C.	Georgia
Riverbend Title, LLC	Delaware
RT Title Agency, LLC	Delaware
Secured Land Transfers LLC	Delaware
Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Global Development Advisors LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company Inc.	California
Sotheby's International Realty Referral Company, LLC	Delaware
Sotheby's International Realty, Inc.	Michigan
St. Mary's Title Services, LLC	New Hampshire
Terra Coastal Escrow, Inc.	California
The Masiello Group Closing Services, LLC	New Hampshire
The Sunshine Group, Ltd.	New York
TitleOne Corporation	Idaho
TitleOne Exchange Company	Idaho
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Settlement Services, LLC	Alabama
Title Resources Guaranty Company	Texas
TRG Maryland Holdings LLC	Delaware
TRG Services, Escrow, Inc.	Delaware
TRG Settlement Services, LLP	Pennsylvania
TRG Venture Partner LLC	Delaware
True Line Technologies LLC	Ohio
West Coast Escrow Company	California
ZapLabs LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name	Assumed Name
Alpha Referral Network LLC	Referral Network Realty Referral Company National Real Estate Referral Group
Bromac Title Services LLC	Equity Closing Platinum Title & Settlement Services Platinum Title
Burgdorff LLC	Burgdorff ERA
Burnet Realty LLC	Burnet Financial Group Burnet Relocation Management Castle Edge Mobility Coldwell Banker Burnet Coldwell Banker Burnet Home Services Coldwell Banker Burnet Realty On Collaborative
Cartus Brasil Serviços de Reloçacão Ltda.	Cartus Brasil Relocation Services
CB Commercial NRT Pennsylvania LLC	Coldwell Banker Commercial NRT
CGRN, Inc.	The Referral Center
Coldwell Banker Canada Operations ULC	Coldwell Banker Affiliates of Canada
Climb Real Estate, Inc.	Condo Store
Coldwell Banker Commercial Pacific Properties LLC	Coldwell Banker Commercial Pacific Properties
Coldwell Banker Pacific Properties LLC	Coldwell Banker Pacific Properties Coldwell Banker Pacific Properties Real Estate School
Coldwell Banker Real Estate LLC	Coldwell Banker Commercial Affiliates
Coldwell Banker Real Estate Services LLC
Coldwell Banker Commercial NRT
Coldwell Banker Country Properties
Coldwell Banker Residential Brokerage
Coldwell Banker Sammis
Trylon Realty of Great Neck
Coldwell Banker Success Academy
First Choice Real Estate
National Homefinders
Signature Properties
Signature Properties of Long Island

Coldwell Banker Residential Brokerage Company	Coldwell Banker Residential Brokerage Powerhouse Properties On Collaborative
Coldwell Banker Residential Real Estate LLC
CB Commercial NRT
Chicago Apartment Finders
Coldwell Banker Commercial NRT
Coldwell Banker NRT
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker West Shell
The Gold Coast School of Real Estate
Coldwell Banker Residential Group
Coldwell Banker The Condo Store
On Collaborative

Coldwell Banker Residential Referral Network
RNI
Referral Network
Referral Network, Inc.
National Real Estate Referral Group
National Real Estate Referral Associates
Coldwell Banker Residential Referral Network
Coldwell Banker Residential Referral Network, Inc.

HFS.com Real Estate Incorporated	HFS.com Homesforsale.com
HFS.com Real Estate LLC	HFS.com Homesforsale.com

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name                          Assumed Name

Name	Assumed Name
HFS.com Connecticut Real Estate LLC	HFS.com Homesforsale.com
HFS LLC	HFS
Home Referral Network LLC	National Real Estate Referral Group Network Connect
Jack Gaughen LLC	Jack Gaughen ERA Jack Gaughen Realtor ERA R & L Appraisal Associates Coldwell Banker Residential Brokerage
Land Title and Escrow, Inc.	TitleOne
Martha Turner Properties, L.P.	Martha Turner Sotheby’s International Realty Martha Turner Properties
Mercury Title LLC	TRG Closing Services
Metro Title LLC	TRG Closing Services
NRT Arizona Commercial LLC	Coldwell Banker Commercial NRT
NRT Arizona LLC	Coldwell Banker Residential Brokerage On Collaborative
NRT Arizona Referral LLC	Coldwell Banker Residential Referral Network Coldwell Banker Residential Referral Associates Coldwell Banker Residential Referral Group
NRT California Incorporated	Corcoran The Corcoran Group
NRT Carolinas LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage Coldwell Banker United, Realtors®
NRT Carolinas Referral Network LLC	National Real Estate Referral Group
NRT Colorado LLC	Coldwell Banker NRT Coldwell Banker Residential Brokerage On Collaborative
NRT Columbus LLC	Coldwell Banker Commercial NRT Coldwell Banker King Thompson Coldwell Banker Residential Brokerage
NRT Commercial LLC	Coldwell Banker Commercial NRT
NRT Development Advisors LLC	Coldwell Banker NRT Development Advisors Coldwell Banker Residential Brokerage
NRT Devonshire LLC	Coldwell Banker Devonshire Coldwell Banker NRT Coldwell Banker Residential Brokerage Devonshire
NRT Devonshire West LLC	Coldwell Banker Devonshire West
NRT Florida LLC	Coldwell Banker United, Realtors® Sunbelt Real Estate Academy
NRT Hawaii Referral, LLC	National Real Estate Referral Group
NRT Mid-Atlantic LLC
Coldwell Banker Commercial NRT
Coldwell Banker Residential Brokerage
Coldwell Banker Vacations
Coldwell Banker Residential Brokerage School of Real Estate
Coldwell Banker Residential Brokerage Real Estate School
NRT Mid-Atlantic dba Coldwell Banker Residential Brokerage
On Collaborative

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name                          Assumed Name

Name	Assumed Name
NRT Missouri LLC	Coldwell Banker Gundaker Coldwell Banker Gundaker School of Real Estate Laura McCarthy Laura McCarthy RE Laura McCarthy Real Estate Laura McCarthy Realtors www.cbgschool.com
NRT Missouri Referral Network LLC	Coldwell Banker Gundaker Referrals National Real Estate Referral Group
NRT New England LLC	Castle Edge Mobility Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage Hammond Residential Real Estate The Collaborative Companies
NRT New York LLC
aptsandlofts.com
CH Commercial Real Estate Group
Citi Habitats
Citi Habitats America
Citi Habitats New Developments
Citi Move In Solutions
Corcoran Group Marketing
Corcoran Group Real Estate
Corcoran Sunshine Marketing Group
Corcoran Wexler Healthcare Properties
Metro Walls
Solofts
The Corcoran Group
The Corcoran Group Brooklyn

NRT Northfork LLC	Corcoran
NRT Philadelphia LLC	Coldwell Banker Commercial NRT Coldwell Banker Preferred
NRT Pittsburgh LLC	Coldwell Banker Commercial NRT Coldwell Banker Real Estate Services Coldwell Banker Residential Brokerage
NRT Property Care LLC	ER Property Care Prime Residential Services
NRT Property Management Arizona LLC	Property Frameworks
NRT Property Management Atlanta LLC	Property Frameworks Crown Realty & Management One Prop
NRT Property Management California, Inc.	Property Frameworks
NRT Property Management DC LLC	Property Frameworks
NRT Property Management Delaware LLC	Property Frameworks
NRT Property Management Florida LLC	Property Frameworks United Property Management of the Gulf Coast
NRT Property Management Hawaii LLC	Property Frameworks
NRT Property Management Illinois LLC	Property Frameworks One Prop
NRT Property Management Louisiana LLC	Property Frameworks One Prop
NRT Property Management Maryland LLC	Property Frameworks
NRT Property Management Minnesota LLC	Property Frameworks
NRT Property Management Nevada LLC	Property Frameworks
NRT Property Management New Jersey LLC	Property Frameworks
NRT Property Management North Carolina LLC	Property Frameworks One Prop
NRT Property Management Ohio LLC	Property Frameworks

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name                          Assumed Name

Name	Assumed Name
NRT Property Management Oklahoma LLC	Property Frameworks One Prop
NRT Property Management Pennsylvania LLC	Property Frameworks
NRT Property Management Tennessee LLC	Property Frameworks
NRT Property Management Texas LLC	Property Frameworks One Prop Tenant Care
NRT Property Management Utah LLC	Property Frameworks
NRT Property Management Virginia LLC	Property Frameworks
NRT Queens	Citi Habitats
NRT Referral Network LLC (DE)	National Real Estate Referral Group National Real Estate Referral Associates
NRT Referral Network LLC (UT)	National Real Estate Referral Group
NRT Sunshine Inc.	Corcoran Sunshine Marketing Group The Sunshine Group The Sunshine Group West
NRT Relocation LLC	Castle Edge Mobility
NRT Texas LLC
Coldwell Banker Commercial NRT
Coldwell Banker Residential Brokerage
DFW Real Estate Academy
The Real Estate School, D/FW
The Real Estate School, Dallas/Fort Worth
Coldwell Banker United, Realtors®
Fine Properties Group
Get There First Realty
Get There First Realty Services
GTF Realty
National Real Estate Referral Group
ZipRealty Residential Brokerage
On Collaborative

NRT Utah LLC	Coldwell Banker Residential Brokerage Coldwell Banker Commercial NRT
NRT Vacation Rentals Arizona LLC	Coldwell Banker Vacations
NRT Vacation Rentals Delaware LLC	Coldwell Banker Vacations
NRT Vacation Rentals Florida LLC	Coldwell Banker Vacations
NRT Vacation Rentals Maryland LLC	Coldwell Banker Vacations

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name                          Assumed Name

Name	Assumed Name
NRT West LLC
Coldwell Banker Global Luxury
On Collaborative
Bertrando & Associates
C & C
Cashin Company
CB Rents
Coker & Cook
Coker & Cook Real Estate
Coker Ewing Cook & Cook
Coker-Ewing Real Estate Company
Coldwell Banker
Coldwell Banker Bertrando & Associates
Coldwell Banker Commercial
Coldwell Banker Commercial NRT West
Coldwell Banker Cornish & Carey
Coldwell Banker Cornish and Carey
Coldwell Banker Del Monte
Coldwell Banker Del Monte Realty
Coldwell Banker Fox & Carskadon
Coldwell Banker Northern California
Coldwell Banker Polley Polley Madsen
Coldwell Banker PPM
Coldwell Banker Previews International
Coldwell Banker Property Management
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker Residential Real Estate NRT West
Coldwell Banker Residential Real Estate Services
Coldwell Banker Residential Real Estate Services of Northern California

Coldwell Banker TRI
Coldwell Banker/Valley of California
Cook & Cook Realtors
Cornish & Carey
Cornish & Carey Real Estate
Cornish and Carey
Cornish and Carey Real Estate
Cornish and Carey Residential
Del Monte
Del Monte Coldwell Banker Residential Real Estate
Del Monte Realty
Polley Polley Madsen
Tri Coldwell Banker
Tri Coldwell Banker Residential Real Estate
Valley
Valley of California

NRT ZipRealty LLC	ZipRealty Residential Brokerage
On Collaborative LLC	On Collaborative
Real Estate Referral LLC	National Real Estate Referral Associates National Real Estate Referral Group
Real Estate Referrals LLC	Real Estate Referral Network
Referral Associates of New England LLC	National Real Estate Referral Associates National Real Estate Referral Group
Referral Network LLC	Coldwell Banker Referral Network National Real Estate Referral Group
Referral Network Plus, Inc.	National Real Estate Referral Group Referral Network Referral Network, Inc. On Collaborative

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name                          Assumed Name

Name	Assumed Name
Referral Network, LLC	National Real Estate Referral Group
Riverbend Title, LLC	Riverbend Title Agency, LLC
RT Title Agency, LLC	Residential Title Residential Title Agency
Secured Land Transfers LLC
Accredited Real Estate Academy
American Title Company of Houston
Burnet Title
Clear Title Group
Guardian Title Agency, LLC
Guardian Transfer
Horizon Settlement Services
Independence Title
Independence Title Company
Keystone Closing Services LLC
Keystone Title Services
Keystone Transfer Services
Lakecrest Relocation Services
Landmark Title
Landway Settlement Services
Mardan Settlement Services
Market Street Settlement Group
MASettlement
Mid-Atlantic Settlement Services
National Coordination Alliance
Processing Solutions, LLC
Sunbelt Title Agency
Texas American Title Company
TRG Closing Services
TRG Commercial

Sotheby's International Realty Global Development Advisors LLC	Sotheby’s International Realty Development Advisors
Sotheby's International Realty, Inc	Sotheby’s International Realty Sotheby’s Realty Wine County Offices
The Masiello Group Closing Services, LLC	Great East Title Services
Title Resources Group LLC	Resource Settlement Group LLC
Title Resource Group Settlement Services, LLC
Century 21 Settlement Services
Coldwell Banker Settlement Services
Convenient Closing Services
Equity Closing
Equity Closing Service Group
ERA Settlement Services
Keystone Title Services
Pro National Settlement Company
Pro National Title Agency
Skyline TRG Title Agency
TRG Title Agency

Title Resources Guaranty Company	Convenient Closing Services
TRG Maryland Holdings LLC	Pro National Title Agency
TRG Settlement Services, LLP	Convenient Closing Services Mardan Settlement Services Mid South Title Agency Pro National Title Agency Southern Title Southern Title Services TRG National Title Services